Fair Value	12 Months Ended
Dec. 31, 2015
Fair Value [Abstract]
Fair Value

NOTE 13 — FAIR VALUE

Fair Value Hierarchy

The Company is required to report fair value measurements for specified classes of assets and liabilities. See Note 1 — “Business and Summary of Significant Accounting Policies” for fair value measurement policy.

The Company characterizes inputs in the determination of fair value according to the fair value hierarchy.  The fair value of the Company’s assets and liabilities where the measurement objective specifically requires the use of fair value are set forth in the tables below.

Disclosures that follow in this note exclude assets and liabilities classified as discontinued operations.

Financial Assets and Liabilities Measured at Estimated Fair Value on a Recurring Basis

The following table summarizes the Company’s assets and liabilities measured at estimated fair value on a recurring basis, including those management elected under the fair value option.

Assets and Liabilities Measured at Fair Value on a Recurring Basis (dollars in millions)

December 31, 2015	Total	Level 1	Level 2	Level 3
Assets
Debt Securities AFS	$2,007.8	$–	$1,440.7	$567.1
Securities carried at fair value with changes recorded in net income	339.7	–	–	339.7
Equity Securities AFS	14.3	0.3	14.0	–
FDIC receivable	54.8	–	–	54.8
Derivative assets at fair value -non-qualifying hedges (1)	95.6	–	95.6	–
Derivative assets at fair value - qualifying hedges	45.5	–	45.5	–
Total	$2,557.7	$0.3	$1,595.8	$961.6
Liabilities
Derivative liabilities at fair value - non-qualifying hedges (1)	$(103.3)	$–	$(47.8)	$(55.5)
Derivative liabilities at fair value - qualifying hedges	(0.3)	–	(0.3)	–
Consideration holdback liability	(60.8)	–	–	(60.8)
FDIC True-up Liability	(56.9)	–	–	(56.9)
Total	$(221.3)	$–	$(48.1)	$(173.2)
December 31, 2014
Assets
Debt Securities AFS	$1,116.5	$212.3	$904.2	$–
Equity Securities AFS (2)	14.0	0.2	13.8	–
Derivative assets at fair value -non-qualifying hedges (1)	93.7	–	93.7	–
Derivative assets at fair value - qualifying hedges	74.7	–	74.7	–
Total	$1,298.9	$212.5	$1,086.4	$–
Liabilities
Derivative liabilities at fair value - non-qualifying hedges (1)	$(62.8)	$–	$(36.2)	$(26.6)
Total	$(62.8)	$–	$(36.2)	$(26.6)

(1)Derivative fair values include accrued interest.

(2)In preparing the year-end financial statements as of December 31, 2015, the Company discovered and corrected an immaterial error impacting the fair value leveling for Equity Securities AFS as of December 31, 2014.  $13.8 million has been reclassified from Level 1 to Level 2.

Debt and Equity Securities Classified as AFS and securities carried at fair value with changed recored in Net Income  - Debt and equity securities classified as AFS are carried at fair value, as determined either by Level 1, Level 2 or Level 3 inputs. Debt securities classified as AFS included investments in U.S. federal government agency and supranational securities and were valued using Level 2 inputs, primarily quoted prices for similar securities. Certain equity securities classified as AFS were valued using Level 1 inputs, primarily quoted prices in active markets.  For Agency pass-through MBS, which are classified as Level 2, the Company generally determines estimated fair value utilizing prices obtained from independent broker dealers and recent trading activity for similar assets. Debt securities classified as AFS and  securities carried at fair value with changes recorded in net income represent non-Agency MBS, the market for such securities is not active and the estimated fair value was determined using a discounted cash flow technique. The significant unobservable assumptions, which are verified to the extent possible using broker dealer quotes, are estimated by type of underlying collateral, including credit loss assumptions, estimated prepayment speeds and appropriate discount rates. Given the lack of observable market data, the estimated fair value of the non-agency MBS is classified as Level 3.

FDIC Receivable—The Company elected to measure its receivable under a participation agreement with the FDIC in connection with the IndyMac Transaction at estimated fair value under the fair value option. The participation agreement provides the Company a secured interest in certain homebuilder, home construction and lot loans, which entitle the Company to a 40% share of the underlying loan cash flows. The receivable is valued by first grouping the loans into similar asset types and stratifying the loans based on their underlying key features such as product type, current payment status and other economic attributes in order to project future cash flows.

Projected future cash flows are estimated by taking the Company’s share (40%) of the future cash flows from the underlying loans and real estate properties that include proceeds and interest offset by servicing expenses and servicing fees. Estimated fair value of the FDIC receivable is based on a discounted cash flow technique using significant unobservable inputs, including prepayment rates, default rates, loss severities and liquidation assumptions.

To determine the estimated fair value, the cash flows are discounted using a market interest rate that represents an overall weighted average discount rate based on the underlying collateral specific discount rates. Due to the reduced liquidity that exists for such loans and lack of observable market data available, this requires the use of significant unobservable inputs; as a result these measurements are classified as Level 3.

Derivative Assets and Liabilities—The Company’s financial derivatives include interest rate swaps, floors, caps, forwards and credit derivatives. These derivatives are valued using models that incorporate inputs depending on the type of derivative, such as, interest rate curves, foreign exchange rates and volatility. Readily observable market inputs to models can be validated to external sources, including industry pricing services, or corroborated through recent trades, broker dealer quotes, yield curves, or other market-related data. As such, these derivative instruments are valued using a Level 2 methodology. In addition, these derivative values incorporate an assessment of the risk of counterparty nonperformance, measured based on the Company’s evaluation of credit risk.  The fair values of the TRS derivative, written options on certain CIT Bank CDs and credit derivatives were estimated using Level 3 inputs.

FDIC True-up Liability— In connection with the La Jolla Transaction, the Company recognized a FDIC True-up liability due to the FDIC 45 days after the tenth anniversary of the loss sharing agreement (the maturity) because the actual and estimated cumulative losses on the acquired covered PCI loans are lower than the cumulative losses originally estimated by the FDIC at the time of acquisition. The FDIC True-up liability was recorded at estimated fair value as of the acquisition date and is remeasured to fair value at each reporting date until the contingency is resolved. The FDIC True-up liability was valued using the discounted cash flow method based on the terms specified in the loss-sharing agreements with the FDIC, the actual FDIC payments collected and significant unobservable inputs, including a risk-adjusted discount rate (reflecting the Company’s credit risk plus a liquidity premium), prepayment and default rates. Due to the significant unobservable inputs used to calculate the estimated fair value, these measurements are classified as Level 3.

Consideration Holdback Liability— In connection with the OneWest acquisition, the parties negotiated 4 separate holdbacks related to selected trailing risks, totaling $116 million, which reduced the cash consideration paid at closing.  Any unapplied Holdback funds at the end of the respective holdback periods, which range from 1 – 5 years, are payable to the former OneWest shareholders. Unused funds for any of the four holdbacks cannot be applied against another holdback amount.  The range of potential holdback to be paid is from $0 to $116 million.  Based on management’s estimate of the probability of each holdback it was determined that the probable amount of holdback to be paid was $62.4 million.  The amount expected to be paid was discounted based on CIT’s cost of funds.  This contingent consideration was measured at fair value at the acquisition date and is re-measured at fair value in subsequent accounting periods, with the changes in fair value recorded in the statement of income, until the related contingent issues are resolved.  Gross payments, which are determined based on the Company’s probability assessment, are discounted at a rate approximating the Company’s average coupon rate on deposits and borrowings.  Due to the significant unobservable inputs used to calculate the estimated fair value, these measurements are classified as Level 3.

The following tables summarize information about significant unobservable inputs related to the Company’s categories of Level 3 financial assets and liabilities measured on a recurring basis as of December 31, 2015.

Quantitative Information about Level 3 Fair Value Measurements—Recurring (dollars in millions)

Financial Instrument	Estimated Fair Value	Valuation Technique(s)	Significant Unobservable Inputs	Range of Inputs	Weighted Average
December 31, 2015
Assets
Securities—AFS	$567.1	Discounted cash flow	Discount Rate	0.0% - 94.5%	6.4%
			Prepayment Rate	2.7% - 20.8%	9.2%
			Default Rate	0.0% - 9.5%	4.1%
			Loss Severity	0.2% - 83.5%	36.4%
Securities carried at fair value with changes recorded in net income	$339.7	Discounted cash flow	Discount Rate	0.0% - 19.9%	6.3%
			Prepayment Rate	2.5% - 22.4%	11.5%
			Default Rate	0.0% - 5.9%	4.1%
			Loss Severity	3.8% - 39.0%	25.1%
FDIC Receivable	54.8	Discounted cash flow	Discount Rate	7.8% - 18.4%	9.4%
			Prepayment Rate	2.0% - 14.0%	3.6%
			Default Rate	6.0% - 36.0%	10.8%
			Loss Severity	20.0% - 65.0%	31.6%
Total Assets	$961.6
Liabilities
FDIC True-up liability	$(56.9)	Discounted cash flow	Discount Rate	4.1% - 4.1%	4.1%
Consideration holdback liability	(60.8)	Discounted cash flow	Payment Probability	0% - 100%	53.8%
			Discount Rate	3.0% - 3.0%	3.0%
Derivative liabilities - non qualifying	(55.5)	Market Comparables(1)
Total Liabilities	$(173.2)

(1)The valuation of these derivatives is primarily related to the GSI facilities which is based on several factors using a discounted cash flow methodology, including a) funding costs for similar financings based on current market conditions; b) forecasted usage of long-dated facilities through the final maturity date in 2018; and c) forecasted amortization, due to principal payments on the underlying ABS, which impacts the amount of the unutilized portion.

The level of aggregation and diversity within the products disclosed in the tables results in certain ranges of inputs being wide and unevenly distributed across asset and liability categories. For instruments backed by residential real estate, diversity in the portfolio is reflected in a wide range for loss severity due to varying levels of default. The lower end of the range represents high performing loans with a low probability of default while the higher end of the range relates to more distressed loans with a greater risk of default.

The valuation techniques used for the Company’s Level 3 assets and liabilities, as presented in the previous tables, are described as follows:

•Discounted cash flow—Discounted cash flow valuation techniques generally consist of developing an estimate of future cash flows that are expected to occur over the life of an instrument and then discounting those cash flows at a rate of return that results in the estimated fair value amount. The Company utilizes both the direct and indirect valuation methods.  Under the direct method, contractual cash flows are adjusted for expected losses.  The adjusted cash flows are discounted at a rate which considers other costs and risks, such as market risk and liquidity.  Under the indirect method, contractual cash flows are discounted at a rate which reflects the costs and risks associated with the likelihood of generating the contractual cash flows.

•Market comparables—Market comparable(s) pricing valuation techniques are used to determine the estimated fair value of certain instruments by incorporating known inputs such as recent transaction prices, pending transactions, or prices of other similar investments which require significant adjustment to reflect differences in instrument characteristics.

Significant unobservable inputs presented in the previous tables are those the Company considers significant to the estimated fair value of the Level 3 asset or liability. The Company considers unobservable inputs to be significant if, by their exclusion, the estimated fair value of the Level 3 asset or liability would be significantly impacted based on qualitative factors such as nature of the instrument, type of valuation technique used, and the significance of the unobservable inputs on the values relative to other inputs used within the valuation. Following is a description of the significant unobservable inputs provided in the tables.

•Default rate—is an estimate of the likelihood of not collecting contractual amounts owed expressed as a constant default rate.

•Discount rate—is a rate of return used to present value the future expected cash flows to arrive at the estimated fair value of an instrument. The discount rate consists of a benchmark rate component and a risk premium component. The benchmark rate component, for example, LIBOR or U.S. Treasury rates, is generally observable within the market and is necessary to appropriately reflect the time value of money. The risk premium component reflects the amount of compensation market participants require due to the uncertainty inherent in the instruments’ cash flows resulting from risks such as credit and liquidity.

•Loss severity—is the percentage of contractual cash flows lost in the event of a default.

•Prepayment rate—is the estimated rate at which forecasted prepayments of principal of the related loan or debt instrument are expected to occur, expressed as a constant prepayment rate (“CPR”).

•Payment Probability—is an estimate of the likelihood the consideration holdback amount will be required to be paid expressed as a percentage.

As reflected above, the Company generally uses discounted cash flow techniques to determine the estimated fair value of Level 3 assets and liabilities. Use of these techniques requires determination of relevant inputs and assumptions, some of which represent significant unobservable inputs and assumptions and as a result, changes in these unobservable inputs (in isolation) may have a significant impact to the estimated fair value. Increases in the probability of default and loss severities will result in lower estimated fair values, as these increases reduce expected cash flows. Increases in the discount rate will result in lower estimated fair values, as these increases reduce the present value of the expected cash flows.

Alternatively a change in one unobservable input may result in a change to another unobservable input due to the interrelationship among inputs, which may counteract or magnify the estimated fair value impact from period to period. Generally, the value of the Level 3 assets and liabilities estimated using a discounted cash flow technique would decrease (increase) upon an increase (decrease) in discount rate, default rate, loss severity or weighted average life inputs. Discount rates are influenced by market expectations for the underlying collateral performance, and therefore may directionally move with probability and severity of default; however, discount rates are also impacted by broader market forces, such as competing investment yields, sector liquidity, economic news, and other macroeconomic factors. There is no direct interrelationship between prepayments and discount rate. Prepayment rates generally move in the opposite direction of market interest rates. Increase in the probability of default will generally be accompanied with an increase in loss severity, as both are impacted by underlying collateral values.

The following table summarizes the changes in estimated fair value for all assets and liabilities measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

Changes in Estimated Fair Value of Level 3 Financial Assets and Liabilities Measured on a Recurring Basis (dollars in millions)

	Securities- AFS	Securities carried at fair value with changes recorded in net income	FDIC Receivable	Derivative liabilities - non-qualifying (1)	FDIC True-up Liability	Consideration holdback Liability
December 31, 2014	$–	$–	$–	$(26.6)	$–	$–
Included in earnings	(2.9)	(2.5)	3.4	(28.9)	(0.6)	–
Included in comprehensive income	(6.8)	–	–	–	–	–
Impairment	(2.8)	–	–	–	–	–
Purchases	619.4	373.4	54.8	–	(56.3)	(60.8)
Paydowns	(39.8)	(31.2)	(3.4)	–	–	–
Balance as of December 31, 2015	$567.1	$339.7	$54.8	$(55.5)	$(56.9)	$(60.8)
December 31, 2013	$–	$–	$–	$(9.7)	$–	$–
Included in earnings	–	–	–	(16.9)	–	–
Balance as of December 31, 2014	$–	$–	$–	$(26.6)	$–	$–

(1)Valuation of the derivatives related to the GSI facilities and written options on certain CIT Bank CDs.

The Company monitors the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in the observability of key inputs to a fair value measurement may result in a transfer of assets or liabilities between Level 1, 2 and 3. The Company’s policy is to recognize transfers in and transfers out as of the end of the reporting period. For the years ended December 31, 2015 and 2014, there were no transfers into or out of Level 1, Level 2 and Level 3.

Financial Assets Measured at Estimated Fair Value on a Non-recurring Basis

Certain assets or liabilities are required to be measured at estimated fair value on a nonrecurring basis subsequent to initial recognition. Generally, these adjustments are the result of LOCOM or other impairment accounting. In determining the estimated fair values during the period, the Company determined that substantially all the changes in estimated fair value were due to declines in market conditions versus instrument specific credit risk. This was determined by examining the changes in market factors relative to instrument specific factors.

Assets and liabilities acquired in the OneWest Transaction were recorded at fair value on the acquisition date.  See Note 2 – Acquisition and Disposition Activities for balances and assumptions used in the valuations.

The following table presents financial assets measured at estimated fair value on a non-recurring basis for which a non-recurring change in fair value has been recorded in the current year:

Carrying Value of Assets Measured at Fair Value on a Non-recurring Basis (dollars in millions)

		Fair Value Measurements at Reporting Date Using:
	Total	Level 1	Level 2	Level 3	Total (Losses)
Assets
December 31, 2015
Assets held for sale	$1,648.3	$–	$31.0	$1,617.3	$(32.0)
Other real estate owned and repossessed assets	127.3	–	–	127.3	(5.7)
Impaired loans	127.6	–	–	127.6	(21.9)
Total	$1,903.2	$–	$31.0	$1,872.2	$(59.6)

December 31, 2014
Assets held for sale	$949.6	$–	$–	$949.6	$(73.6)
Impaired loans (1)	35.6	–	–	35.6	(12.4)
Total	$985.2	$–	$–	$985.2	$(86.0)

(1)In preparing the year-end financial statements as of December 31, 2015, the Company discovered and corrected an immaterial error impacting the carrying amount and total losses related to Impaired Loans in the amount of $22.4 million (carrying amount) and $7.5 million (total losses) as of December 31, 2014.

Assets of continuing operations that are measured at fair value on a non-recurring basis are as follows:

Loans are transferred from held for investment to AHFS at the lower of cost or fair value. At the time of transfer, a write-down of the loan is recorded as a charge-off, if applicable. Once classified as AHFS, the amount by which the carrying value exceeds fair value is recorded as a valuation allowance.

Assets Held for Sale—–Assets held for sale are recorded at the lower of cost or fair value on the balance sheet.  As there is no liquid secondary market for the other assets held for sale in the Company’s portfolio, the fair value is estimated based on a binding contract, current letter of intent or other third-party valuation, or using internally generated valuations or discounted cash flow technique, all of which are Level 3 inputs. In those instances where third party valuations were utilized, the most significant assumptions were the discount rates which ranged from 4.4% to 13.0%.  The estimated fair value of assets held for sale with impairment at the reporting date was $1,652.5 million.

Other Real Estate Owned— Other real estate owned represents collateral acquired from the foreclosure of secured real estate loans. Other real estate owned is measured at LOCOM less disposition costs. Estimated fair values of other real estate owned are reviewed on a quarterly basis and any decline in value below cost is recorded as impairment. Estimated fair value is generally based upon broker price opinions or independent appraisals, adjusted for costs to sell. The estimated costs to sell are incremental direct costs to transact a sale, such as broker commissions, legal fees, closing costs and title transfer fees. The costs must be essential to the sale and would not have been incurred if the decision to sell had not been made. The range of inputs in estimating appraised value or the sales price was 4.5% to 42.7% with a weighted average of 5.9%.  The significant unobservable input is the appraised value or the sales price and thus is classified as Level 3.  As of the reporting date, OREO estimated fair value was $128.6 million.

Impaired Loans— Impaired finance receivables of $500,000 or greater that are placed on non-accrual status are subject to periodic individual review in conjunction with the Company’s ongoing problem loan management (PLM) function. Impairment occurs when, based on current information and events, it is probable that CIT will be unable to collect all amounts due according to contractual terms of the agreement. Impairment is measured as the shortfall between estimated value and recorded investment in the finance receivable, with the estimated value determined using fair value of collateral and other cash flows if the finance receivable is collateralized, the present value of expected future cash flows discounted at the contract’s effective interest rate, or observable market prices. The significant unobservable inputs result in the Level 3 classification.  As of the reporting date, the carrying value of impaired loans approximates fair value.

Fair Value Option

FDIC Receivable

The Company has made an irrevocable option to elect fair value for the initial and subsequent measurement of  the FDIC receivable acquired by OneWest Bank in the IndyMac Transaction, as it was determined at the time of election that this treatment would allow a better economic offset of the changes in estimated fair values of the loans.

The following table summarizes the differences between the estimated fair value carrying amount of those assets measured at estimated fair value under the fair value option, and the aggregate unpaid principal amount the Company is contractually entitled to receive or pay respectively:

	December 31, 2015
(dollars in millions)	Estimated Fair Value Carrying Amount	Aggregate Unpaid Principal	Estimated Fair Value Carrying Amount Less Aggregate Unpaid Principal
FDIC Receivable	$54.8	$204.5	$(149.7)

The gains and losses due to changes in the estimated fair value of the FDIC receivable under the fair value option are included in earnings for the period from August 3, 2015 (the date of the OneWest transaction) to December 31, 2015 and are shown in the Financial Assets and Liabilities Measured at Estimated Fair Value on a Recurring Basis section of this Note.

Securities Carried at Fair Value with Changes Recorded in Net Income

These securities were initially classified as available-for-sale upon acquisition; however, upon further review following the filing of the Company’s September 30, 2015 Form 10-Q, management determined that $373.4 million of these securities should have been classified as securities carried at fair value with changes recorded in net income as of the acquisition date, with the remainder classified as available-for-sale, and in the fourth quarter of 2015 management corrected this immaterial error impacting classification of investment securities. As of December 31, 2015, the non-agency MBS securities carried at fair value with changes recorded in net income totaled approximately $340 million.

The acquisition date fair value of the securities was based on market quotes, where available, or on discounted cash flow techniques using assumptions for prepayment rates, market yield requirements and credit losses where market quotes were not available. Future prepayment rates were estimated based on current and expected future interest rate levels, collateral seasoning and market forecasts, as well as relevant characteristics of the collateral underlying the securities, such as loan types, prepayment penalties, interest rates and recent prepayment experience.

Fair Values of Financial Instruments

The carrying values and estimated fair values of financial instruments presented below exclude leases and certain other assets and liabilities, which are not required for disclosure.

Financial Instruments (dollars in millions)

		Estimated Fair Value
	Carrying
December 31, 2015	Value	Level 1	Level 2	Level 3	Total
Financial Assets
Cash and interest bearing deposits	$8,301.5	$8,301.5	$–	$–	$8,301.5
Derivative assets at fair value - non-qualifying hedges	95.6	–	95.6	–	95.6
Derivative assets at fair value - qualifying hedges	45.5	–	45.5	–	45.5
Assets held for sale (excluding leases)	738.8	21.8	55.8	669.1	746.7
Loans (excluding leases)	28,244.2	–	975.5	26,509.1	27,484.6
Investment securities (1)	2,953.8	11.5	1,678.7	1,265.0	2,955.2
Indemnification assets (2)	348.4	–	–	323.2	323.2
Other assets subject to fair value disclosure and unsecured counterparty receivables (3)	1,004.5	–	–	1,004.5	1,004.5
Financial Liabilities
Deposits (4)	(32,813.8)	–	–	(32,972.2)	(32,972.2)
Derivative liabilities at fair value - non-qualifying hedges	(103.3)	–	(47.8)	(55.5)	(103.3)
Derivative liabilities at fair value - qualifying hedges	(0.3)	–	(0.3)	–	(0.3)
Borrowings (4)	(18,717.1)	–	(16,358.2)	(2,808.8)	(19,167.0)
Credit balances of factoring clients	(1,344.0)	–	–	(1,344.0)	(1,344.0)
Other liabilities subject to fair value disclosure(5)	(1,943.5)	–	–	(1,943.5)	(1,943.5)

December 31, 2014
Financial Assets
Cash and interest bearing deposits	$7,119.7	$7,119.7	$–	$–	$7,119.7
Derivative assets at fair value - non-qualifying hedges	93.7	–	93.7	–	93.7
Derivative assets at fair value - qualifying hedges	74.7	–	74.7	–	74.7
Assets held for sale (excluding leases) (6)	67.0	–	8.0	59.2	67.2
Loans (excluding leases) (7)	14,859.6	–	1,585.4	12,995.6	14,581.0
Securities purchased under agreements to resell	650.0	–	650.0	–	650.0
Investment securities (8)	1,550.3	247.8	1,173.1	137.4	1,558.3
Other assets subject to fair value disclosure and unsecured counterparty receivables (3)	809.5	–	–	809.5	809.5
Financial Liabilities
Deposits (4)	(15,891.4)	–	–	(15,972.2)	(15,972.2)
Derivative liabilities at fair value - non-qualifying hedges	(62.8)	–	(36.2)	(26.6)	(62.8)
Borrowings (4)	(18,657.9)	–	(15,906.3)	(3,338.1)	(19,244.4)
Credit balances of factoring clients	(1,622.1)	–	–	(1,622.1)	(1,622.1)
Other liabilities subject to fair value disclosure(5)	(1,811.8)	–	–	(1,811.8)	(1,811.8)

(1)Level 3 estimated fair value includes debt securities AFS ($567.1 million), debt securities carried at fair value with changes recorded in net income ($339.7 million), non-marketable investments ($291.9 million), and debt securities HTM ($66.3 million).

(2)The indemnification assets included in the above table does not include Agency claims indemnification ($65.6 million) and Loan indemnification ($0.7) million, as they are not considered financial instruments.

(3)Other assets subject to fair value disclosure primarily include accrued interest receivable and miscellaneous receivables. These assets have carrying values that approximate fair value generally due to the short-term nature and are classified as Level 3. The unsecured counterparty receivables primarily consist of amounts owed to CIT from GSI for debt discount, return of collateral posted to GSI and settlements resulting from market value changes to asset-backed securities underlying the GSI Facilities.  Amounts as of December 31, 2014 have been conformed to the current presentation.

(4)Deposits and borrowings include accrued interest, which is included in "Other liabilities" in the Balance Sheet.

(5)Other liabilities subject to fair value disclosure include accounts payable, accrued liabilities, customer security and maintenance deposits and miscellaneous liabilities. The fair value of these approximate carrying value and are classified as level 3.  Amounts as of December 31, 2014 have been conformed to the current presentation.

(6)In preparing the year-end financial statements as of December 31, 2015, the Company discovered and corrected an immaterial error impacting the fair value leveling for Assets held for sale (excluding leases) as of December 31, 2014.  $8.0 million has been reclassified from Level 3 to Level 2.

(7)In preparing the interim financial statements for the quarter ended September 30, 2015 and the year-end financial statements as of December 31, 2015, the Company discovered and corrected an immaterial error impacting the carrying value and estimated Level 3 fair value relating to the Loans (excluding leases) line item in the amount of $480.1 million; with an estimated fair value using Level 3 inputs of $504.8 million as of December 31, 2014.

(8)In preparing the year-end financial statements as of December 31, 2015, the Company discovered and corrected an immaterial error impacting the fair value leveling for Investment securities as of December 31, 2014.  $203.3 million of debt securities HTM and $13.8 million of equity securities AFS have been reclassified from Level 1 to Level 2.

The methods and assumptions used to estimate the fair value of each class of financial instruments are explained below:

Cash and interest bearing deposits—The carrying values of cash and interest bearing deposits are at face amount.  The impact of the time value of money from the unobservable discount rate for restricted cash is inconsequential as of December 31, 2015 and December 31, 2014.  Accordingly cash and cash equivalents and restricted cash approximate estimated fair value and are classified as Level 1.

Derivatives —The estimated fair values of derivatives were calculated using observable market data and represent the gross amount receivable or payable to terminate, taking into account current market rates, which represent Level 2 inputs, except for the TRS derivative,  written options on certain CIT Bank CDs and credit derivatives that utilized Level 3 inputs. See Note 11 — Derivative Financial Instruments for notional principal amounts and fair values.

Securities purchased under agreements to resell —The estimated fair values of securities purchased under agreements to resell were calculated internally based on discounted cash flows that utilize observable market rates for the applicable maturity and which represent Level 2 inputs.

Investment Securities —Debt and equity securities classified as AFS are carried at fair value, as determined either by Level 1 or Level 2 inputs. Debt securities classified as AFS included investments in U.S. federal government agency and supranational securities and were valued using Level 2 inputs, primarily quoted prices for similar securities. Debt securities carried at fair value with changes recorded in net income include non-agency MBS where the market for such securities is not active; therefore the estimated fair value was determined using a discounted cash flow technique which is a Level 3 input. Certain equity securities classified as AFS were valued using Level 1 inputs, primarily quoted prices in active markets.  Debt securities classified as HTM include government agency securities and foreign government treasury bills and were valued using Level 1 or Level 2 inputs.  For debt securities HTM where no market rate was available, Level 3 inputs were utilized.  Debt securities HTM are securities that the Company has both the ability and the intent to hold until maturity and are carried at amortized cost and periodically assessed for OTTI, with the cost basis reduced when impairment is deemed to be other-than-temporary. Non-marketable equity investments utilize Level 3 inputs to estimate fair value and are generally recorded under the cost or equity method of accounting and are periodically assessed for OTTI, with the net asset values reduced when impairment is deemed to be other-than-temporary.  For investments in limited partnership equity interests (included in other assets,) we use the net asset value provided by the fund manager as an appropriate measure of fair value.

Assets held for sale —Assets held for sale are recorded at the lower of cost or fair value on the balance sheet. Of the assets held for sale above, $21.1 million carrying amount was valued using quoted prices, which are Level 1 inputs, and $51.1 million carrying amount at December 31, 2015 was valued using Level 2 inputs. As there is no liquid secondary market for the other assets held for sale in the Company’s portfolio, the fair value is estimated based on a binding contract, current letter of intent or other third-party valuation, or using internally generated valuations or discounted cash flow technique, all of which are Level 3 inputs. Commercial loans are generally valued individually, which small ticket commercial loans are value on an aggregate portfolio basis.

Loans – Within the Loans category, there are several types of loans as follows:

•Commercial Loans - Of the loan balance above, approximately $1.0 billion at December 31, 2015 and $1.6 billion at December 31, 2014, was valued using Level 2 inputs.  As there is no liquid secondary market for the other loans in the Company’s portfolio, the fair value is estimated based on discounted cash flow analyses which use Level 3 inputs at both December 31, 2015 and December 31, 2014. In addition to the characteristics of the underlying contracts, key inputs to the analysis include interest rates, prepayment rates, and credit spreads. For the commercial loan portfolio, the market based credit spread inputs are derived from instruments with comparable credit risk characteristics obtained from independent third party vendors. As these Level 3 unobservable inputs are specific to individual loans / collateral types, management does not believe that sensitivity analysis of individual inputs is meaningful, but rather that sensitivity is more meaningfully assessed through the evaluation of aggregate carrying values of the loans. The fair value of loans at December 31, 2015 was $27.5 billion, which was 97.3% of carrying value.  The fair value of loans at December 31, 2014 was $14.6 billion, which was 98.2% of carrying value.

•Impaired Loans  – The value of impaired loans is estimated using the fair value of collateral (on an orderly liquidation basis) if the loan is collateralized, the present value of expected cash flows utilizing the current market rate for such loan, or observable market price. As these Level 3 unobservable inputs are specific to individual loans / collateral types, management does not believe that sensitivity analysis of individual inputs is meaningful, but rather that sensitivity is more meaningfully assessed through the evaluation of aggregate carrying values of impaired loans relative to contractual amounts owed (unpaid principal balance or “UPB”) from customers.  As of December 31, 2015, the UPB related to impaired loans totaled $172.5 million. Including related allowances, these loans are carried at $121.8 million, or 70.6% of UPB. Of these amounts, $33.3 million and $21.9 million of UPB and carrying value, respectively, relate to loans with no specific allowance. As of December 31, 2014 the UPB related to impaired loans, including loans for which the Company was applying the income recognition and disclosure guidance in ASC 310-30 (Loans and Debt Securities Acquired with Deteriorated Credit Quality), totaled $85.3 million and including related allowances, these loans were carried at $45.1 million, or 53% of UPB. Of these amounts, $29.2 million and $21.2 million of UPB and carrying value relate to loans with no specific allowance. The difference between UPB and carrying value reflects cumulative charge-offs on accounts remaining in process of collection, FSA discounts and allowances. See Note 3 - Loans for more information.

•PCI loans— These loans are valued by grouping the loans into performing and non-performing groups and stratifying the loans based on common risk characteristics such as product type, FICO score and other economic attributes. Due to a lack of observable market data, the estimated fair value of these loan portfolios was based on an internal model using unobservable inputs, including discount rates, prepayment rates, delinquency roll-rates, and loss severities. Due to the significance of the unobservable inputs, these instruments are classified as Level 3.

•Jumbo Mortgage Loans— The estimated fair value was determined by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Due to the unobservable nature of the inputs used in deriving the estimated fair value of these instruments, these loans are classified as Level 3.

Indemnification Assets— The Company’s indemnification assets relating to the SFR loans purchased in the OneWest Bank Transaction are measured on the same basis as the related indemnified item, the underlying SFR and commercial loans. The estimated fair values reflect the present value of expected reimbursements under the indemnification agreements based on the loan performance discounted at an estimated market rate, and classified as Level 3. See “Loans Held for Investment” above for more information.

Deposits —The estimated fair value of deposits with no stated maturity such as: demand deposit accounts (including custodial deposits), money market accounts and savings accounts is the amount payable on demand at the reporting date. In preparing the interim financial statements for the quarter ended September 30, 2015, the Company discovered and corrected an immaterial error impacting the fair value balance related to deposit balances with no stated maturity in the amount of $134 million as of December 31, 2014.  The fair value of these deposits should equal the carrying value.

The estimated fair value of time deposits is determined using a discounted cash flow analysis. The discount rate for the time deposit accounts is derived from the rate currently offered on alternate funding sources with similar maturities. Discount rates used in the present value calculation are based on the Company’s average current deposit rates for similar terms, which are Level 3 inputs.

Borrowings

•Unsecured debt— Approximately $10.7 billion par value at December 31, 2015 and $12.0 billion par value at December 31, 2014 were valued using market inputs, which are Level 2 inputs.

•Structured financings— Approximately $5.1 billion par value at December 31, 2015 and $3.3 billion par value at December 31, 2014 were valued using market inputs, which are Level 2 inputs. Where market estimates were not available for approximately $2.7 billion and $3.2 billion par value at December 31, 2015 and December 31, 2014, respectively, values were estimated using a discounted cash flow analysis with a discount rate approximating current market rates for issuances by CIT of similar debt, which are Level 3 inputs.

•FHLB Advances— Estimated fair value is based on a discounted cash flow model that utilizes benchmark interest rates and other observable market inputs. The discounted cash flow model uses the contractual advance features to determine the cash flows with a zero spread to the forward FHLB curve, which are discounted using observable benchmark interest rates. As the model inputs can be observed in a liquid market and the model does not require significant judgment, FHLB advances are classified as Level 2.

Credit balances of factoring clients— The impact of the time value of money from the unobservable discount rate for credit balances of factoring clients is inconsequential due to the short term nature of these balances (typically 90 days or less) as of December 31, 2015 and December 31, 2014.  Accordingly, credit balances of factoring clients approximate estimated fair value and are classified as Level 3.